UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 28, 2004

                                WINDSORTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                   000-07539            13-2599131

(State or Other Jurisdiction of      (Commission           (IRS Employer
         Incorporation)              File Number)      Identification Number)


                       70 Lake Drive, Hightstown, NJ 08520

                     (Address of Principal Executive Office)
       Registrant's telephone number, including area code: (609) 426-4666




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Item 2.           Acquisition of Assets


                  On May 28, 2004, the registrant completed the purchase of QualTech International Corporation, a privately-held mid-range and mainframe hardware company, including its subsidiary QualTech Services Group, a services technology company. Under the terms of the agreement, QualTech shareholders will receive a combination of WindsorTech stock and cash totaling $6.5 million of which $3.25 million is cash and 3.25 million is company stock. For the cash portion, the funds were obtained through a recently completed private placement.

ITEM 7.           STATEMENTS AND EXHIBITS.

(a) The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) The proforma financial information required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.

(c) The following exhibits are being filed or furnished with this report:



Exhibit  99.1  a. Text of press release issued by  WindsorTech,  Inc. dated June
                  1, 2004, titled "WindsorTech, Inc. Announces the Acquisition of QualTech International Corp. and QualTech Services Group".

               b. Text of press release  issued by  WindsorTech,  Inc. dated
                  June 1, 2004, titled "Correction -- Windsortech, Inc."


Exhibit 99.2      Agreement and Plan of Merger by and among  WindsorTech,  Inc.,
                  Qualtech  International   Corporation  and  Qualtech  Services
                  Group, Inc.

Exhibit  99.3  a. Action by Consent in  Writing  of a Majority  of  Stockholders
                  approving the acquisition of Qualtech International Corporation and Qualtech Services Group, Inc. dated May 19, 2004.

               b. Action  by  Unanimous  Consent  of  Directors   approving  the
                  acquisition of Qualtech International Corporation and Qualtech Services Group, Inc. dated May 21, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 WINDSORTECH, INC.


Date: June 3, 2004                               By: /S/  Edward L. Cummings
                                                 -------------------------------
                                                 Edward L. Cummings
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer